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                                                                    Exhibit 99.1












                               FIAT SEAT BUSINESS

                         COMBINED FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1994 AND 1993




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                               FIAT SEAT BUSINESS

                            COMBINED BALANCE SHEETS

                        AS OF DECEMBER 31, 1994 AND 1993
                         (In millions of Italian Lire)


                                                                           December 31,    December 31,
                                                                               1994            1993
                                                                               ----            ----
                                                                           (Unaudited)
                                 ASSETS
                                 ------
 CURRENT ASSETS:
      Cash                                                                        11,135           4,184
      Accounts receivable                                                        348,591         243,658
      Inventories (Note 5)                                                        37,657          25,367
      Other receivables and prepayments                                            8,218          16,559
                                                                               ---------      ----------
                  Total current assets                                           405,601         289,768
                                                                               ---------      ----------
 PLANT, PROPERTY AND EQUIPMENT:

      Land and buildings                                                           1,779          27,261
      Machinery and equipment                                                     37,882          59,001
      Construction in progress and advances                                      124,506          18,310
                                                                               ---------      ----------
                                                                                 164,167         104,572
      Less- Accumulated depreciation                                            (84,793)        (24,432)
                                                                               ---------      ----------
                  Total plant, property and equipment, net                        79,374          80,140
                                                                               ---------      ----------
 OTHER ASSETS:
      Investments in affiliates                                                    8,009           7,531
      Intangibles and deferred charges, net                                          548           1,465
                                                                               ---------      ----------
          Total other assets                                                       8,557           8,996
                                                                               ---------      ----------
          Total assets                                                           493,532         378,904
                                                                               =========      ==========

              The notes to the combined financial statements form
                   an integral part of these balance sheets.


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

                               FIAT SEAT BUSINESS

                            COMBINED BALANCE SHEETS

                        AS OF DECEMBER 31, 1994 AND 1993
                         (In millions of Italian Lire)

                                                                            December 31,     December 31,
                             LIABILITIES AND                                    1994             1993
                                                                                ----             ----
                        SHAREHOLDERS' INVESTMENTS                          (Unaudited)
 CURRENT LIABILITIES:
      Short-term borrowings                                                     108,297          108,904
      Current portion of long-term debt                                             923              885
      Accounts payable                                                          324,192          203,061
      Other payables and accrued expenses                                        24,360           21,809
                                                                              ---------       ----------
                                                                                457,772          334,659
                                                                              ---------       ----------
 LONG-TERM LIABILITIES:
      Long-term debt                                                              3,280            3,790
      Reserve for employee termination indemnities                               28,879           30,215
      Deferred income taxes                                                           -            1,833
                                                                              ---------       ----------
          Total long-term liabilities                                            32,159           35,838
                                                                              ---------       ----------
          Total liabilities                                                     489,931          370,497
                                                                              ---------       ----------
 COMMITMENTS AND CONTINGENCIES

 SHAREHOLDERS' INVESTMENTS
      Capital accounts                                                           49,270           56,122
      Retained deficit                                                         (45,669)         (47,483)
      Cumulative translation adjustment                                               -            (232)
                                                                              ---------       ----------
          Total shareholders' investments                                         3,601            8,407
                                                                              ---------       ----------
          Total liabilities and shareholder's investments                       493,532          378,904
                                                                              =========       ==========

                 The notes to the combined financial statements form an integral part of these balance sheets.




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                               FIAT SEAT BUSINESS

             COMBINED STATEMENTS OF OPERATIONS FOR THE YEARS ENDED

                         AS OF DECEMBER 31, 1994, 1993
                         (In millions of Italian Lire)

                                                               Year Ended December 31,
                                                               -----------------------
                                                              1994                 1993
                                                              ----                 ----
                                                           (Unaudited)
 Net sales and revenues                                        726,753              571,761

 Cost of sales                                               (715,133)            (571,446)

 Selling, administrative and other expenses                   (50,844)             (35,388)
                                                            ----------           ----------
          Operating income (loss)                             (39,224)             (35,073)

 Interest income (expense), net                                (8,489)              (6,986)
 Other income (expense)                                        (1,269)                (854)
                                                            ----------           ----------
          Loss before provision for income taxes              (48,982)             (42,913)

 Provision for income taxes                                      (291)                 103
                                                            ----------           ----------
          Net loss                                            (49,273)             (42,810)
                                                            ==========           ==========

              The notes to the combined financial statements form
               an integral part of these statement of operations.


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
                               FIAT SEAT BUSINESS

                       COMBINED STATEMENTS OF CASH FLOWS

                  FOR THE YEARS ENDED DECEMBER 31, 1994, 1993
                         (In millions of Italian Lire)

                                                                   Year Ended December 31,
                                                                   -----------------------

                                                                   1994              1993
                                                                   ----              ----
                                                                (Unaudited)
 CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss for the period                                           (49,273)         (42,810)
    Adjustments to reconcile net loss to net cash flow
        from operating activities-
    Depreciation and amortization                                      16,157           14,386
    Net change in working capital items                                14,838           29,262
    Net change in reserve for employee termination
        indemnities                                                    (1,336)           1,722
    Other, net                                                            439              707
                                                                     --------        ---------
    Net cash provided (used) by operating activities                  (19,175)           3,267


 CASH FLOWS FROM INVESTING ACTIVITIES
    Additions to property, plant and equipment and other
        assets                                                        (19,429)         (39,953)
    Disposals of property, plant and equipment and other
        assets                                                          4,038            1,779
                                                                     --------        ---------
           Net cash used by investing activities                      (15,391)         (38,174)

 CASH FLOW FROM FINANCING ACTIVITIES
    Capital increases                                                  34,495            4,822
    Increase (decrease) in short-term borrowings                         (607)          34,545
    Repayment of long-term debt                                          (510)          (2,994)
      Other, net                                                        7,907                -
                                                                     --------        ---------
           Net cash flow provided by financing activities              41,285           36,373
                                                                     --------        ---------

 EFFECT OF EXCHANGE RATE CHANGES ON CASH                                  232              225
                                                                     --------       ----------
 NET INCREASE (DECREASE) IN CASH                                        6,951            1,691
                                                                     --------        ---------
 CASH - BEGINNING OF PERIOD                                             4,184            2,493
                                                                     --------        ---------
 CASH - END OF PERIOD                                                  11,135            4,184
                                                                     ========        =========

                 The notes to the combined financial statements
                   form an integral part of these statements.


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

                             FIAT SEATING BUSINESS

               NOTES TO COMBINED FINANCIAL STATEMENTS (Unaudited)


1. BASIS OF PRESENTATION

   On December 15, 1994, Lear Seating Corporation purchased from Gilardini S.p.A., an Italian Corporation, all of the outstanding common stock of Sepi Poland S.p. Z o.o. and a 35% interest in a Turkish joint venture (collectively, the "Fiat Seat Business," or "the Companies"). In connection with this transaction, Lear Seating Corporation and Fiat (S.p.A. ("Fiat") entered into a long-term supply agreement for certain products produced by the FSB.

   The FSB is engaged in the design and manufacture of automotive seating, with its principal customers being Fiat and its affiliates. Prior to the FSB being acquired by Lear Seating Corporation, the FSB received certain administrative and treasury management services from Gilardini S.p.A. and from other Fiat group finance companies.

   These combined financial statements include the results of operating activities, transactions and assets and liabilities associated with the business of FSB in Italy and Poland. They also include Sepi S.p.A's 49% interest in Industrias Cousin Freres S.L., a Spanish company also operating in the Seat business, which is accounted for under the equity method of accounting.

   The combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States and reflect certain adjustments and reclassifications to the financial statements prepared by the Companies for legal and tax purposes in their respective countries. The Companies' fiscal year end is December 31.

   The combined financial statements of FSB for 1994 have been prepared without audit pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included
   in   financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. Management believes that the disclosures are adequate to make the information presented not misleading when read in conjunction with the financial statements and the notes thereto included in the Combined Financial Statements as filed with the Securities and Exchange Commission on Form 8-K, dated December 15, 1994, for the Acquisition of the Fiat Seat Business.

   The financial information presented reflects all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair statement of the results of operations and financial position for the interim periods presented. These results are not necessarily indicative of a full year's results of operations.





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2. INVENTORIES

   Inventories as of December 31, 1994 and 1993 are comprised of the following (in millions of Italian Lire):


                                                  December 31,       December 31,
                                                     1994               1993
                                                     ----               ----
             Materials                               26,217               16,066
             Work in process                          6,260                5,483
             Finished products                        4,634                3,818
                                                   --------             --------
                                                     37,111               25,367
                                                   ========             ========



3. SHORT-TERM BORROWINGS

Short-term borrowings consist of term loan and current accounts with finance subsidiaries of Fiat S.p.A., which operated a centralized treasury function for the Fiat Group. Interest rates on such borrowings ranged from 6.6 percent to
14.1 percent in the year ended December 31, 1993 and from 5.8 percent to 9.6 percent in the year ended December 31, 1994.





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